UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 22, 2005
EDUCATION MANAGEMENT CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	000-21363	25-1119571
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

210 Sixth Avenue
Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (412) 562-0900
Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.01
EX-10.02

Item 1.01.	Entry into a Material Definitive Agreement.
          Management Incentive Compensation Plan. On September 22, 2005, the Compensation Committee of the Education Management Corporation (the “Company”) Board of Directors adopted the Fiscal 2006 Management Incentive Compensation Plan (the “MICP”) effective for fiscal 2006. Designated members of the Company’s senior management team, including the Company’s named executive officers, are eligible for bonuses under the MICP. Bonus payments under the MICP, if any, will be made in September 2006. The Compensation Committee established target bonuses based on a percentage of annual salary of 130% for Robert B. Knutson, Chairman, and John R. McKernan, Vice-Chairman and Chief Executive Officer; 100% for J. William Brooks, President and Chief Operating Officer; and 80% for Robert T. McDowell, Executive Vice President and Chief Financial Officer, and David J. Pauldine, Executive Vice President and President of The Art Institutes. A copy of the Fiscal 2006 Management Incentive Compensation Plan is filed as Exhibit 10.01 to this Form 8-K.
          Non-Employee Director Compensation. On September 22, 2005, the Company's Board of Directors, upon recommendation of the Board’s Compensation Committee and an independent, nationally recognized compensation consultant, adopted the following revised compensation plan for non-employee directors, effective as of the Company’s 2005 annual shareholders meeting on November 10, 2005:
•	An annual retainer of $50,000;

•	An annual retainer of $5,000 for each member of the Compensation, Nominating and Governance, and Finance and Strategic Planning Committees and $7,500 for each member of the Audit Committee;

•	An annual retainer of $12,500 for the Chairs of the Compensation, Nominating and Governance, and Finance and Strategic Planning Committees and $15,000 for the Chair of the Audit Committee, which Chair fees are in lieu of the fees for membership of such Committees, as set forth above; and

•	An annual restricted stock award with a value of $100,000.
          According to the report of the compensation consultant, the new compensation plan is lower in value than the current non-employee director plan, which includes nondiscretionary stock option grants under the Company’s 2003 Incentive Plan. The Board of Directors will recommend that the Company’s shareholders amend the 2003 Incentive Plan at the 2005 annual shareholders meeting to, among other things, eliminate the nondiscretionary stock option grants. In the event that the shareholders do not approve this proposal, the Board of Directors will reconsider making the new structure effective and will consider alternative approaches.

          Form of Restricted Stock Award Agreement. On September 22, 2005, the Company’s Board of Directors, upon recommendation of the Board’s Compensation Committee, approved restricted stock awards to the Company’s senior officers, including the Company’s executive officers, and senior employees at the Company’s schools. The restricted stock awards will be in the form of the agreement filed as Exhibit 10.02 to this Form 8-K.
          Executive Employment Agreements. On September 28, 2005, the Company entered into employment agreements with Joseph A. Charlson and Stacey R. Sauchuk in the form of Exhibit 10.10 to the Company’s Annual Report on Form 10-K for the year ended June 30, 1999, except that (i) Mr. Charlson’s annual salary is $255,000 and annual target bonus opportunity is not less than 55% of his base salary, and (ii) Ms. Sauchuk’s annual salary is $233,810 and annual target bonus opportunity is not less than 60% of her base salary. The Company previously entered into a similar agreement with Ronald W. Ogrodnik providing for an annual salary of $190,000 and a target bonus of $76,000.
Item 9.01 Financial Statements and Exhibits
a)	Not Applicable

b)	Not Applicable

c)	Exhibits. The following exhibits are included with this report:

Exhibit No.	Description

10.01	Fiscal 2006 Management Incentive Compensation Plan.
10.02	Form of Restricted Stock Award Agreement.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2005	EDUCATION MANAGEMENT CORPORATION

	By:	/s/ John R. McKernan, Jr.
John R. McKernan, Jr.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.01	Fiscal 2006 Management Incentive Compensation Plan.
10.02	Form of Restricted Stock Award Agreement.